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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 27, 2002


                      NOVASTAR MORTGAGE FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-84328                 48-1195807
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 (State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
         Incorporation)                   Number)            Identification No.)

1901 West 47th Place, Suite 105, Westwood, KS                      66205
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  (Address of Principal Executive Offices)                      (Zip Code)


    Registrant's telephone number, including area code  (913) 514-3200
                                                         -----------------------

                                    No Change
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          (Former name or former address, if changed since last report)




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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)   Financial Statement of Business Acquired:   None

(b)   Pro Forma Financial Information:            None

(c)   Exhibits:

      8.2 Opinion of Dewey Ballantine LLP, dated June 27, 2002, with respect to certain tax matters.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    NOVASTAR MORTGAGE FUNDING CORPORATION

                                    Registrant



                                       By:         /s/ Kelly Meinders
                                          --------------------------------------
                                          Name:        Kelly Meinders
                                          Title:       Vice President




Dated:  June 27, 2002